Parnassus Funds

February 19, 2015

Supplement to the Prospectus dated May 1, 2014 (as Amended and Restated September 19, 2014)

Parnassus Fund

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Responsible Investment Policy

The third paragraph under “Responsible Investment Policy” on page 26 is replaced with the following:

The Funds will not invest in companies that derive significant revenues from the manufacture of alcohol or tobacco products or from direct involvement with gambling. The Funds do not invest in companies with significant revenues derived from the manufacture of weapons or the generation of electricity from nuclear power. The Parnassus Fund and the Parnassus Endeavor Fund avoid investing in companies engaged in the extraction, exploration, production, manufacturing or refining of fossil fuels; the Funds may invest in companies that use fossil fuel-based energy to power their operations or for other purposes.

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The date of this Supplement is February 19, 2015.

Please retain this Supplement for future reference